UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On September 6, 2023, Casey's General Stores, Inc., (the "Company") held its 2023 annual shareholders’ meeting (the “Meeting”). The matters voted upon, and results, were as follows:

At the Meeting, the following ten nominees were elected, by a majority vote, to serve until the next annual shareholders’ meeting and until their successors are elected and qualified (Proposal #1):

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Sri Donthi	31,540,974	138,908	54,797	2,979,736
Donald E. Frieson	31,479,735	201,640	53,304	2,979,736
Cara K. Heiden	31,483,844	196,787	54,048	2,979,736
David K. Lenhardt	30,806,896	874,462	53,321	2,979,736
Darren M. Rebelez	30,169,452	1,514,297	53,930	2,979,736
Larree M. Renda	31,520,044	160,716	53,919	2,979,736
Judy A. Schmeling	31,401,915	277,505	55,259	2,979,736
Michael Spanos	31,400,981	279,790	53,908	2,979,736
Gregory A. Trojan	31,522,353	158,300	54,026	2,979,736
Allison M. Wing	31,492,218	189,072	53,389	2,979,736

At the Meeting, the vote to ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2024, was as follows (Proposal #2):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,446,307	1,220,434	47,674	0

At the Meeting, the advisory vote on named executive officer compensation was as follows (Proposal #3):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,836,818	760,751	137,110	2,979,736

At the Meeting, the advisory vote on the frequency of future advisory votes for named executive officer compensation was as follows (Proposal #4):

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
30,861,652	41,850	794,017	37,160	2,979,736

In light of the foregoing voting results and other factors, on September 7, 2023, the Company’s Board of Directors determined that the Company will hold an annual advisory vote for its named executive officer compensation.

At the Meeting, the vote on the shareholder proposal regarding responsible sourcing disclosures was as follows (Proposal #5):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,655,617	25,728,667	350,395	2,979,736

At the Meeting, the vote on the shareholder proposal regarding greenhouse gas emissions reporting was as follows (Proposal #6):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,214,398	21,235,327	284,954	2,979,736

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: September 8, 2023	By:	/s/ Stephen P. Bramlage, Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer